   As filed with the Securities and Exchange Commission on January 30, 1998
                                                    File No. 33-________________

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933
                           ________________________

                            GEERLINGS & WADE, INC.
            (Exact name of registrant as specified in its charter)


        Massachusetts                           5995                      04-2935863
  (State or other jurisdiction       (Primary Standard Industrial       (I.R.S. Employer
of incorporation or organization)     Classification Code Number)      Identification No.)

                              960 Turnpike Street
                         Canton, Massachusetts  02021
                                (617) 821-4152
         (Address of principal executive offices, including zip code)
                           _________________________

                               STOCK OPTION PLAN
                           _________________________
                           (Full title of the plan)

                                David R. Pearce
                  Vice President and Chief Financial Officer
                             Geerlings & Wade, Inc.
                             960 Turnpike Street
                         Canton, Massachusetts  02021
                                (617) 821-4152
                           _________________________
(Name, Address and Telephone Number, including Area Code, of Agent for Service)



                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------

Title of        Amount         Proposed       Proposed      Amount of
Securities      to be          maximum        maximum       registration
to be           registered     offering       aggregate     fee
registered                     price per      offering
                               share/(1)/     price/(1)/
-------------------------------------------------------------------------------

Common Stock,   150,000        $4.4375        $665,625      $196.36
par value       shares
$0.01
-------------------------------------------------------------------------------

/(1)/ The offering price for shares not subject to options on the date hereof has been estimated solely for the purpose of determining the registration fee pursuant to Rule 457(h) on the basis of the average of the high and low prices of the common stock, $.01 par value (the "Common Stock"), of Geerlings & Wade, Inc. reported on the NASDAQ National Market System on January 29, 1998.

================================================================================

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     Note: The document(s) containing the information required by Item 1 of this Form S-8 and the statement of availability of information regarding Geerlings & Wade, Inc. (the "Company" or the "Registrant"), and other information required by Item 2 of this Form S-8 will be sent or given to employees as specified by Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"). In accordance with Rule 428 and the requirements of Part I of Form S-8, such documents are not being filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. The Company shall maintain a file of such documents in accordance with the provisions of Rule 428. Upon request, the Registrant will furnish to the Commission or its staff a copy of any or all of the documents included in such file.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference.
          ---------------------------------------

     The Registrant hereby incorporates the following documents herein by reference:

(a) The Company's latest Annual Report filed pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

(b) All reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Company's Annual Report referred to above.

(c) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A (No. 0-24048) filed with the Commission under the Exchange Act on May 5, 1994.

(d) The Company's Registration Statement on Form S-8 in connection with the Company's Stock Option Plan, filed with the Commission on November 23, 1994 (No. 33-86668).

(e) The Company's Registration Statement on Form S-8 in connection with the Company's Stock Option Plan, filed with the Commission on September 30, 1997 (No. 333-36741).

All documents subsequently filed by the Registrant pursuant to Section 13(a),
Section 13(c), Section 14 and Section 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this registration statement that indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed incorporated herein by reference from the date of filing of such documents.

Item 8.   Exhibits.
          --------

Exhibit

4.1  Geerlings & Wade, Inc. Stock Option Plan, as amended.

5.   Opinion of Ropes & Gray.

23.1 Consent of Arthur Andersen LLP.

23.2 Consent of Ropes & Gray (contained in the opinion filed as Exhibit 5 to this Registration Statement).

24   Powers of Attorney (included on signature page).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Canton, in The Commonwealth of Massachusetts, on this 27th day of January, 1998.

                                       GEERLINGS & WADE, INC.

                                       By /s/ Jay L. Essa
                                          -------------------------------------
                                          Jay L. Essa
                                          President and Chief Executive Officer


                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes and constitutes Jay L. Essa and David R. Pearce, and each of them singly, his true and lawful attorneys with full power to them, and each of them singly, to sign for him and in his name in the capacities indicated below any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, and he hereby ratifies and confirms his signature as it may be signed by said attorneys, or any of them, to any and all such amendments.


Signature                           Capacity in Which Signed           Date
---------                           ------------------------           ----
/s/ Huib Geerlings                  Chairman of the Board and          January  30, 1998
--------------------------------    Director
Huib Geerlings


/s/ Phillip D. Wade                 Director                           January  30, 1998
--------------------------------
Phillip D. Wade


/s/ Jay L. Essa                     President and Chief                January  27, 1998
--------------------------------    Executive Officer (Principal
Jay L. Essa                         Executive Officer)


/s/ David R. Pearce
--------------------------------    Vice President and Chief           January  27, 1998
David R. Pearce                     Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)


/s/ James C. Curvey                 Director                           January  27, 1998
--------------------------------
James C. Curvey


/s/ Gordon R. Cooke
--------------------------------    Director                           January  27, 1998
Gordon R. Cooke


                                 EXHIBIT INDEX

                                                                        Page
                                                                       Number
                                                                       ------
 Title of Exhibit
------------------

       4.1 Geerlings & Wade, Inc. Stock Option Plan, as amended.

       5.           Opinion of Ropes & Gray.

       23.1         Consent of Arthur Andersen LLP.

       23.2 Consent of Ropes & Gray (contained in the opinion filed as Exhibit 5 to this Registration Statement).

       24           Power of Attorney (included on signature page).